                                                    Non-Restricted Premises Form
Site Number:__________________
Latitude:_____________________
Longitude:____________________
Site Name:____________________

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT ("Lease") is made and entered into this ___ day of _____________ 199__ (the "Effective Date") by and between ____________ POWER
COMPANY, with offices at ______________________ ("OpCo") and ___________________, with offices at _____________________ ("Lessee"). OpCo and
Lessee are sometimes referred to herein individually as a "Party" and collectively as the "Parties".

                             W I T N E S S E T H:

     WHEREAS, Lessee is in the communications tower construction, operation and leasing business in various areas, including areas within the State of ___________;

     WHEREAS, OpCo is engaged in the business of generating, transmitting and distributing electricity;

     WHEREAS, Lessee desires to locate and operate certain of its radio transmission towers within, over, and upon certain facilities operated by OpCo;

     WHEREAS, OpCo, subject to the terms and conditions hereinafter set forth, is willing to permit, to the extent that OpCo may do so lawfully, Lessee to install certain radio transmission facilities upon the property more particularly identified on Schedule "1" attached hereto and by reference made a
                           ------------
part hereof (the "Premises"), so long as, such use will not interfere with OpCo's own service requirements, including considerations of economy and safety, and if OpCo and its Affiliates are protected and indemnified against costs to them arising from such use of the Premises and the Lessee Radio Facilities; provided, however, that specifically excluded from the Premises and the Lessee Radio Facilities are the "OpCo Facilities" and the "Reserved Rights" and the "Third Party Facilities & Rights" (as those terms are defined in Section 37 of this Lease);

     NOW, THEREFORE, for and in consideration of the foregoing, the mutual covenants herein contained, the sum of Ten and No/100 Dollars ($10.00) in hand paid by each Party hereto to the other, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the Parties hereto, the Parties hereto hereby covenant and agree as follows:

     1.   Lease of Ground Space.
          ---------------------

          A.   Lease. Subject to the terms and conditions set forth herein, OpCo
               -----
hereby leases to Lessee the Premises. Lessee may operate, maintain, repair and reconstruct at the Premises the existing communications tower (such tower being more particularly described on Schedule "1" attached hereto and by reference
                               ------------
made a part hereof) (collectively, together with any other facilities installed by Lessee pursuant to this Lease, the "Lessee Radio Facilities"). Nothing herein shall be construed to permit Lessee to install any facilities of any nature on any other property of OpCo or its Affiliates. Lessee may install equipment buildings, transmitters, receivers, antennae, conduit, waveguides, and communications lines, wire and cable on the Premises. Lessee covenants and agrees no additional tower shall be constructed or installed on the Premises without the prior written consent of OpCo, which consent shall not be unreasonably withheld. In the event OpCo grants such consent, then during the course of construction or installation of such additional tower, Lessee shall not alter, modify or amend the plans approved by OpCo and shall not permit the construction to progress other than in accordance with such plans without first obtaining OpCo's written approval. OpCo shall have the right, during the construction period, to have its representative monitor construction and report on its progress and compliance with the approved plans. If such report shows deviations from the approved plans, Lessee, upon notice, shall take immediate steps, at its expense, to conform the construction to the previously approved plans. The value or cost of any improvements constructed by Lessee shall not in any way constitute a substitute for or a credit against any obligation of Lessee under this Lease to pay rent or any other sums.

          B.   Responsibilities of Lessee. Lessee shall be solely responsible at
               --------------------------
its own expense for any site modifications that may be necessary or appropriate on any portion of the Premises in connection with the Lessee Radio Facilities and Lessee's use thereof (including without limitation, fence relocation, grading of any required road or the Premises, and graveling newly graded portions of the Premises), for the selection, installation, maintenance and repair of the Lessee Radio Facilities (including without limitation, obtaining any required construction permits or other governmental approvals) and for the provision of utilities, including without limitation electric power and telecommunications services, to the Lessee Radio Facilities. Title to and absolute beneficial ownership of any and all such modifications (excluding any modifications of Lessee Radio Facilities) shall vest in OpCo or the applicable Affiliate of OpCo upon installation free of any lien created by any action or inaction of Lessee.

          C.   Utility Easements. Subject to the terms and conditions set forth
               -----------------
herein, OpCo hereby grants Lessee a non-exclusive easement over, under, across and upon the Premises in such location or locations as may be designated by OpCo in writing for the installation, operation, and maintenance of necessary and appropriate lines and facilities for the provision of utilities, including without limitation electric power and telecommunications services, to the Premises and the Lessee Radio Facilities. Any and all upgrades or improvements to OpCo's and its Affiliates' electric facilities that may be required for the installation and operation of the Lessee Radio Facilities shall be performed at the sole expense of Lessee and to the satisfaction of OpCo and its Affiliates. Title to and absolute beneficial ownership of any and all such upgrades or improvements (excluding any upgrades or improvements of Lessee Radio Facilities) shall vest in OpCo or the applicable Affiliate of OpCo upon installation free of any lien created by any action or inaction of Lessee.

          D.   Access.
               ------

               (1)  General Access. Subject to the requirement of Subsection 1.E
                    --------------
of this Lease that certain work be performed by or under the direct supervision of OpCo or its Affiliates or otherwise be consented to by OpCo, Lessee shall have access on a twenty-four (24) hour per day, seven (7) day per week basis to any Lessee Radio Facilities. Employees and agents of Lessee shall, while on the Premises, comply with all OpCo's rules and regulations, including without limitation security requirements. OpCo and its Affiliates shall have the right to notify Lessee that certain persons are excluded if, in the reasonable judgment of OpCo and its Affiliates, the exclusion of such persons is necessary for reasons of safety or the proper security and maintenance of OpCo's facilities.

               (2)  Precautions. At all times while on the Premises, Lessee
                    -----------
shall take appropriate measures and precautions not to disturb, damage, or disrupt OpCo's and its Affiliates' or any other person's equipment, structures or other property on the Premises and the Utility Facilities or, OpCo's, its Affiliates' or any other person's operation thereof. "Affiliate" shall mean any company, partnership, joint venture, limited liability company, or other entity controlled by, controlling or under common control with OpCo, together with any entity which acquires all or substantially all of the assets or issued and outstanding shares of capital stock of OpCo.

               (3)  Construction of Fence. OpCo reserves the right at any time
                    ---------------------
and from time to time to require Lessee, by written notice, to construct, at Lessee's sole cost and expense, either or both of the following:(a) a driveway providing a separate point of access to the Lessee Radio Facilities from the right of way adjoining or in close proximity to the Premises over and across the property specified in such notice, and (b) an appropriate fence or other barrier physically separating the Premises from the Utility Facilities. Upon Lessee's receipt of written request from OpCo under the immediately preceding sentence, Lessee shall cause such driveway or barrier, as the case may be, to be constructed on or before the date sixty (60) days or as soon as practicable after such notice, all in accordance with plans approved by OpCo.

          E.   Performance of Work. OpCo's and its Affiliates' operating
               -------------------
policies and procedures require that work performed on or in connection with or in the vicinity of certain electric facilities be performed by or under the direct supervision of OpCo or its Affiliates because of considerations of reliability, safety, and economy in connection with OpCo's and its Affiliates' operations. Except as otherwise approved by OpCo in writing, OpCo or one of its Affiliates shall perform or supervise all work required in connection with the installation, presence, rearrangement, transfer, maintenance, replacement, repair or removal of Lessee Radio Facilities located (i) within the enclosure surrounding any Utility Facilities; (ii) on or within twenty (20) feet of any electric transmission support structure; (iii) within twenty (20) feet of any energized electric transmission or substation equipment; or (iv) within twenty
(20) feet of any telecommunications tower of OpCo or any Affiliate of OpCo. Lessee shall pay OpCo or the applicable Affiliate of OpCo for all such work at OpCo's or its Affiliate's standard time and materials rates that are charged to persons or entities other than Affiliates for work of a similar nature, as the same may be changed from time to time in OpCo's or its Affiliates' sole discretion. As used in this Lease, the term "substation" refers to any area on the Utility Facilities that is from time to time designated by OpCo as a substation area and all equipment, structures and energized electric facilities contained therein.

          F.   Signage. Lessee shall not place or allow to be placed any signage
               -------
on the Premises, other than a sign of the type normally used to identify the Lessee Radio Facilities as the property of Lessee.

     2.   Use of Lessee Radio Facilities.
          ------------------------------

          A.   Responsibilities of Lessee. Lessee shall be solely responsible at
               --------------------------
its own expense for the selection, installation, maintenance and repair of the Lessee Radio Facilities (including without limitation, obtaining any required construction permits or other governmental approvals).

          B.   Operating Frequency. Unless otherwise agreed in writing by OpCo,
               -------------------
the Lessee Radio Facilities shall not be operated at the frequency for which the communications systems of OpCo or any of its Affiliates are currently licensed to operate by the Federal Communications Commission, or which would interfere with the operation of such systems.

     3.   Term; Termination.
          -----------------

          A.   Commencement and Continuation. The Term of this Lease shall
               -----------------------------
commence on the Effective Date and ends on the date that is twenty (20) years after the Effective Date, unless extended pursuant to Section 5 of this Lease.

          B.   Termination. This Lease may be terminated prior to the end of the
               -----------
Term as follows:

               (1)  For Default. Either Party in its sole discretion may
                    -----------
terminate this Lease by written notice upon the occurrence of an event of default by the other Party, and the failure to cure such default as provided in this Lease.

               (2) Lessee also may terminate this Lease upon sixty (60) days prior written notice to OpCo if Lessee is unable to obtain or maintain or otherwise suffers a cancellation of any license, permit or governmental approval necessary for the operation of the Lessee Radio Facilities or Lessee's permitted use of the Premises and provided Lessee has demonstrated to the reasonable satisfaction of OpCo that Lessee has diligently and in good faith attempted to cure or remedy any such cancellation.

               (3) OpCo also may terminate this Lease in the event the Public Service Commission of the State within which the Premises are located or any law, rule or regulation applicable to OpCo or the Utility Facilities prevents, makes unlawful, or eliminates OpCo's or its Affiliates' authority to lease the Premises to Lessee or to allow the Lessee Radio Facilities to be located on the Premises or requires the removal of the Lessee Radio Facilities.

               (4)  As Otherwise Provided. This Lease also may be terminated as
                    ---------------------
expressly provided by any other provision of this Lease.

     4.   Rent, Billing and Payment.
          -------------------------

          A.   Rent. Commencing on the Effective Date, and continuing thereafter
               ----
on the first day of each subsequent calendar month, as rental for the Premises, Lessee shall pay to OpCo in advance, in good funds, without deduction, setoff or invoice, the sum of ________ Thousand ______ Hundred and No/100 Dollars ($________) per month (the "Monthly Rent") during the Term, regardless of whether Lessee has installed the Lessee Radio Facilities upon the Premises.

          B.   Charges for Work Performed by OpCo. In the event Lessee fails to
               ----------------------------------
maintain or remove the Lessee Radio Facilities or other property of Lessee as required under this Lease, or fails to repair all damages resulting from such removal, and OpCo performs such duties, OpCo shall invoice Lessee for charges for work performed and supervision provided by OpCo in connection with the installation, presence, rearrangement, transfer, maintenance, replacement, repair or removal of the Lessee Radio Facilities pursuant to this Lease and Lessee shall pay such invoice within ten (10) days after receipt.

          C.   Time for Payment. Any amount not paid when due, or within any
               ----------------
grace period applicable thereto, including, without limitation any disputed amounts that are ultimately determined to be due, shall bear interest at the rate of one and one/half percent (1.5%) per month, compounded monthly (or, if less, the highest rate permitted by applicable law), until paid.

     5.   Options to Extend.  (a) Provided this Lease is then in full force and
          -----------------
effect and Lessee is in full compliance with the terms and conditions of this Lease, OpCo hereby grants to Lessee two (2) options to extend the Term for a period of five (5) years each (each, an "Extended Term"), at a monthly rental rate equal to the Monthly Rent. In the event Lessee desires to extend the Term, Lessee shall notify OpCo at least six (6) months [but not more than seven (7) months] in advance of the expiration of the Term, or the then applicable Extended Term, as the case may be.

     6.   Assignment and Subleasing.
          -------------------------

          A.   By Lessee. Lessee may assign this Lease and its rights hereunder
               ---------
at any time upon notice to, but without the need for the consent or approval of, OpCo, if such assignment is made as part of the transfer, to the assignee, of all or substantially all of Lessor's assets, and such assignee is not a wireless communications provider or affiliate thereof. Lessee may assign this Lease and its rights hereunder to any assignee upon the prior written approval of Lessee, such consent not to be unreasonably withheld.

          B.   By OpCo. OpCo may assign, transfer or convey all or any portion
               -------
of the Premises without the consent of or notice to Lessee, and in the event of any such transfer, assignment or conveyance, Lessee shall look solely to such transferee or assignee for the performance of all obligations, covenants, conditions, and agreements imposed upon OpCo pursuant to the terms of this Lease.

     7.   Lessee's Compliance With Laws. Lessee shall comply with all local,
          -----------------------------
city, county, state and federal laws, rules, ordinances, statutes and regulations [including but not limited to Federal Aviation Administration regulations and Federal Communications Commission requirements applicable to the Premises or the Lessee Radio Facilities (or both), including but not limited to tower marking and lighting requirements] now in effect or hereafter enacted or passed as the same may apply to the Lessee Radio Facilities and the use of the Premises by Lessee, and Lessee shall obtain, at Lessee's sole cost and expense, any licenses, permits and other approvals required for Lessee's use of the Premises and the Lessee Radio Facilities. OpCo agrees, provided OpCo incurs no cost or expense or is reimbursed by Lessee for any costs and expenses incurred by OpCo, to cooperate with Lessee in obtaining such licenses, permits or approvals.

     8.   Lessee's Radio Facilities.  The Lessee Radio Facilities shall be
          -------------------------
constructed and installed by Lessee at Lessee's sole cost and expense, in a good and workmanlike manner in accordance with Lessee's specifications, and in such a manner as not to present a safety or operational hazard to the Utility Facilities. OpCo and its Affiliates may enter the Premises for any reasonable purpose and bring and store necessary repair materials without any liability to Lessee, but OpCo and its Affiliates shall exercise reasonable care to minimize any interference with Lessee's use and operation of the Lessee Radio Facilities. OpCo and its Affiliates shall be entitled to obtain access to the Lessee Radio Facilities during business hours upon prior written notice to Lessee. OpCo and its Affiliates shall be entitled to obtain access to the Lessee Radio Facilities if OpCo or its Affiliates in good faith believes that an emergency exists.

     9.   Title. (a) Title to the Lessee Radio Facilities, and title to any
          -----
other improvements constructed by Lessee, shall be in Lessee, but notwithstanding such title, the terms and conditions of this Lease shall govern the construction, use, and operation of the Improvements and the exercise of Lessee's rights with respect thereto. If Lessee is not then in default, upon the termination or expiration of this Lease, Lessee shall remove the Lessee Radio Facilities and all such improvements and shall restore all damage to the Premises caused by or resulting from such removal. If Lessee shall fail or refuse to remove all of the Lessee Radio Facilities and such other improvements from the Premises upon the expiration or termination of this Lease for any cause whatsoever, or upon the Lessee being dispossessed by process of law or otherwise, such Lessee Radio Facilities and other improvements shall at OpCo's sole option be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by OpCo without written notice to Lessee or any other party and without obligation to account for them. Lessee shall pay OpCo on demand any and all expenses incurred by OpCo in the removal of such property, including, without limitation, the cost of repairing any damage to the Premises caused by the removal of such property and storage charges (if OpCo elects to store such property). The covenants and conditions of this Section 9 shall survive any expiration or termination of this Lease. The value or cost of the Lessee Radio Facilities or any improvements constructed by Lessee shall not in any way constitute a substitute for or a credit against any obligation of Lessee under this Lease to pay rent or other sums.

     (b) Upon any termination of this Lease, Lessee shall peaceably quit and surrender the Premises to OpCo in good order and condition, ordinary wear and tear excepted. In no event shall any of the Lessee Radio Facilities be removed by Lessee unless the same are promptly replaced with comparable or better such facilities or unless same is damaged and is removed by Lessee pursuant to
Section 28 hereof.

     10.  Radio Frequency Interference.
          ----------------------------

          A.   By Lessee. Lessee shall operate and cause to be operated the
               ---------
Lessee Radio Facilities and the Premises only in strict accordance with all applicable requirements of the Federal Communications Commission ("FCC") and shall use its best efforts to avoid creating any radio frequency interference with any operations of OpCo or of OpCo's Affiliates. In the event that the operation (whether by Lessee or others) of the Lessee Radio Facilities or the Premises (or both) interferes with the operation, reliability, or safety of any of OpCo's or any of its Affiliates' operations, Lessee shall cease such operation (or shall cause such operation to be ceased) forthwith upon written notice from OpCo or its Affiliates until such interference has been remedied. Lessee expressly agrees that should such operation not be so ceased or should such interference not be remedied, OpCo's and its Affiliates' remedy at law would be inadequate. Lessee hereby waives any defense that a remedy at law would be available or adequate to remedy any such failure to cease interference with the operation, reliability, or safety of OpCo's or its Affiliates' operations and agrees that OpCo and its Affiliates shall be entitled to temporary, preliminary and permanent injunctive relief in addition to any other remedy available at law or in equity for any such continued interference following written notice from OpCo.

          B.   By OpCo. OpCo shall make a reasonable effort at the sole expense
               -------
of Lessee to avoid creating any radio frequency interference with the operation of the Lessee Radio Facilities. OpCo agrees to use reasonable efforts to consult with Lessee prior to any change in OpCo's or its Affiliates' operations on or near the Premises that may be reasonably likely to cause or to increase interference with the Lessee Radio Facilities, but nothing herein shall be construed to require OpCo or its Affiliates to make any change in its operations or to refrain from any planned change in its operations in order to avoid interference with the Lessee Radio Facilities or to accommodate Lessee's operations.

     11.  Rights of Other Authorized Users.
          --------------------------------

          A. Subject to Subsection 10.B of this Lease, OpCo reserves to itself and its Affiliates the right to maintain and operate its electric facilities in such manner as, in the sole judgment of OpCo and its Affiliates, will best enable it to fulfill its own service requirements. Nothing herein contained shall be construed to require OpCo and its Affiliates to maintain any facilities for the benefit of Lessee.

          B. Nothing herein contained shall be construed as affecting the rights or privileges previously conferred by OpCo and its Affiliates, by contract or otherwise, to others, not Parties to this Lease, to use the Premises for purposes related to OpCo's electric utility business; and, subject to Subsection 10.B of this Lease, OpCo and its Affiliates shall have the right to continue and extend such rights and privileges. The privileges herein granted shall at all times be subject to such contracts and arrangements, which shall be identified for Lessee upon request. Such privileges shall be non-exclusive and OpCo and its Affiliates shall have the right in their sole discretion to grant similar privileges of any sort to any person or entity; provided, however, that OpCo and its Affiliates agree that they shall not permit any person or entity not previously authorized to use the Premises to install any equipment or facilities or conduct any operations on the Premises that would be reasonably likely to interfere with the operation of the Lessee Radio Facilities without the written consent of Lessee, which shall not be unreasonably withheld, conditioned, or delayed.

          C. No use, however extended, of the Premises shall create or vest in Lessee any ownership or property rights in the Premises, but Lessee's rights therein shall be and remain a mere leasehold and shall always be subject to termination as provided herein and may be assigned only as expressly provided herein.

     12.  Electricity.  Lessee shall be responsible for, shall cause to be
          -----------
separately metered, and shall promptly pay in full for all electricity consumed by Lessee at the Premises.

     13.  Lender's Continuation Rights. OpCo's right, title and interest herein
          ----------------------------
and in the Premises shall not be subordinated to the lien, priority and security title of any encumbrance of this Lease or the interest of Lessee hereunder as security for any indebtedness Lessee may incur, whether by deed to secure debt, mortgage, deed of trust or other security instrument (all or any one of which hereinafter referred to as "Leasehold Mortgage" and the owner or owners or holder or holders of all or any of which hereinafter referred to as "Leasehold Mortgagee"), and OpCo's right to receive Monthly Rent and additional rent hereunder shall have priority over any rights of any Leasehold Mortgagee.

     Lessee shall have the right to convey Lessee's interest under this Lease to a bank, trust or insurance company, pension fund, college or university, or other institutional lender. No Leasehold Mortgage shall be binding upon OpCo with respect to the enforcement of the rights and remedies contained herein and provided by law for the benefit of any Leasehold Mortgagee unless and until an executed counterpart of such Leasehold Mortgage shall have first been delivered to OpCo, notwithstanding any other form of notice to OpCo, actual or constructive.

     If OpCo shall have received from Lessee or from a Leasehold Mortgagee, prior to any event of default by Lessee hereunder, written notice in the manner provided in Section 23 hereof, specifying the name and address of such Leasehold Mortgagee and requesting that OpCo give to such Leasehold Mortgagee a copy of each notice of default by Lessee at the same time as and whenever any such notice of default shall thereafter be given by OpCo to Lessee, then OpCo shall comply with such request by giving such notice, addressed to such Leasehold Mortgagee at the address last furnished to OpCo. OpCo shall accept performance by any Leasehold Mortgagee or a purchaser of the leasehold rights of any covenant, condition or agreement on Lessee's part to be performed hereunder with the same force and effect as though performed by Lessee, if, at the time of such performance (or prior thereto), OpCo shall be (or shall have been) furnished with evidence reasonably satisfactory to OpCo of the interest in this Lease claimed by the Leasehold Mortgagee tendering such performance.

     In case of termination of this Lease by reason of the happening of any event of default by Lessee, OpCo shall give notice thereof to any Leasehold Mortgagee who shall have notified OpCo of its name and address pursuant to this
Section 13, which notice shall be addressed to such Leasehold Mortgagee at the address last furnished to OpCo. If within ninety (90) days after the giving of such notice, such Leasehold Mortgagee shall pay, or assume the payment of, all Monthly Rent and additional rent and any and all other sums due and payable by Lessee hereunder, as of the date of such termination, together with an amount of money equal to the amount which, but for such termination, would have become due and payable under this Lease, OpCo shall, upon the written request of such Leasehold Mortgagee made any time within sixty (60) days from the date of notice given to the Leasehold Mortgagee of such termination, execute and deliver a new lease of the Premises to such Leasehold Mortgagee for the remainder of the Term, upon the same terms, covenants, conditions, limitations and agreements herein contained, including without limitation the covenants for Monthly Rent and additional rent, but subject to the rights, if any, of parties then in possession (actual or constructive) of all or any part of the Premises; provided, however, that such Leasehold Mortgagee shall have paid to OpCo all Monthly Rent, additional rent and other charges due under this Lease up to and including the date of the commencement of the term of such new lease, together with all expenses, including attorneys' fees, incident to the execution and delivery of such new lease, and that nothing contained herein shall be deemed to impose any obligation on the part of OpCo to deliver physical possession of the Premises to such Leasehold Mortgagee.

     OpCo agrees, for the benefit of any Leasehold Mortgagee who shall become entitled to notice as provided in this Section 13, that OpCo will not give or serve any notice of termination of this Lease upon Lessee pursuant to Section 3.B(1) hereof, if within ninety (90) days after the receipt by such Leasehold Mortgagee of written notice of the particular event of default by Lessee, such Leasehold Mortgagee shall have served upon OpCo notice of the intention of such Leasehold Mortgagee either to acquire Lessee's interest in the Premises by foreclosure of its Leasehold Mortgage and to effect thereby the removal of Lessee from the Premises in the case of an event of default by Lessee not susceptible of being cured by such Leasehold Mortgagee, or to secure the appointment of a receiver or otherwise obtain possession of the Premises and cure such default in the case of an event of default by Lessee which requires entry upon the Premises by such Leasehold Mortgagee in order to cure the same; provided, however, that such Leasehold Mortgagee shall pay all Monthly Rent and additional rent then due and shall diligently pursue and prosecute the intention as expressed in such notice to OpCo, and such notice of intention incorporates an assumption by such Leasehold Mortgagee of all of the obligations of Lessee under this Lease susceptible of being performed by such Leasehold Mortgagee during such forbearance, including, but not limited to, the obligation to pay all Monthly Rent and additional rent and all other charges then due or to become due during such forbearance, a covenant by such Leasehold Mortgagee that the net subrental proceeds collected by any receiver or mortgagee in possession shall inure to the benefit of and be paid to OpCo unless such Leasehold Mortgagee cures all such defaults, whereupon all such net subrental proceeds shall be paid to such Leasehold Mortgagee, and an indemnification by such Leasehold Mortgagee in favor of OpCo which shall hold OpCo harmless from and against any liability, loss and expense occasioned by or arising out of such forbearance notwithstanding any notice to OpCo of discontinuance of proceedings or relinquishment of possession by such Leasehold Mortgagee.

     Notwithstanding anything to the contrary in the immediately preceding paragraph concerning OpCo's forbearance, OpCo shall not be precluded from exercising any rights or remedies under this Lease with respect to any other default by Lessee during any such period of forbearance.

     No Leasehold Mortgagee or purchaser at foreclosure shall be entitled to become the owner of Lessee's interest in this Lease unless such Leasehold Mortgagee or purchaser shall first have delivered to OpCo an assumption agreement, executed in recordable form, wherein and whereby such Leasehold Mortgagee or purchaser (i) assumes the performance of all the terms, covenants and conditions of this Lease during the period it is the owner of Lessee's interest in this Lease, and expressly confirms that the same are in full force and effect, and (ii) agrees to operate the Premises for the use of the Lessee Radio Facilities.

     14.  Manner of Operation. From and after the date of this Lease, Lessee
          -------------------
shall not install new equipment on the Premises if such equipment will or does cause interference with the operations of OpCo or any Affiliate. In the event any such interference occurs and does not cease promptly, OpCo shall have the right, in addition to any other rights or remedies under this Lease or at law or in equity, to terminate this Lease. Lessee shall conduct its operations on the Premises in such a manner as not to present a safety or operational hazard to the Utility Facilities.

     15.  Insurance.  Throughout the Term of this Lease and each Extended Term,
          ---------
Lessee shall maintain, at its expense, a policy or policies of insurance for each type of coverage and with the minimum limits stated below:

               (1) Worker's Compensation insurance covering the legal liability of Lessee and its contractors under the applicable worker's compensation or occupational disease laws of the State or Federal Government for claims for personal injuries and death resulting therefrom to Lessee's and its contractors' employees. Lessee shall also obtain a minimum of $1,000,000.00 of Employers' Liability insurance.

               (2) Commercial General Liability insurance covering the legal liability (including liability assumed contractually, whether incidental or not) of Lessee and its contractors who may be present on the Premises, for claims for personal injuries (including death) and property damage arising out of this Lease or any access upon the Premises or the Utility Facilities by Lessee or its contractors or any work to be performed by Lessee or its contractors, in an amount no less than $3,000,000.00 for any one occurrence.

                    Commercial General Liability insurance shall be obtained which shall include broad form contractual liability coverage, products/ completed operations and broad form property damage (if required), and OpCo shall be named as an additional insured on such Commercial General Liability policy regarding liability arising out of operations performed under this Lease.

               (3) Automobile Liability insurance covering the legal liability (including liability assumed contractually, whether incidental or not) of Lessee and its contractors who may access the Premises, for claims for personal injuries and death resulting therefrom and for property belonging to others than Lessee caused by highway licensed vehicles of or used by Lessee or its contractors in an amount not less than:

                    $3,000,000.00 for any one person
                    $3,000,000.00 for bodily injury for any one occurrence $2,000,000.00 for property damage for any one occurrence

                    Automobile Liability insurance shall provide coverage for owned, hired or non-owned automobile or other automobile equipment and OpCo shall be named as an additional insured on such policy.

               (4) Insurance against the risks customarily included under "all-risks" policies with respect to improved properties similar to the Premises in an amount equal to the "full insurable value" (which as used herein shall mean the full replacement value, including the costs of debris removal, which amount shall be determined annually) of all improvements. Lessee shall be entitled to carry a deductible of up to $10,000.00 in connection with said coverage. Lessee hereby further agrees that, to the extent available, Lessee will obtain an "agreed amount" endorsement with respect to such insurance so as to prevent either OpCo or Lessee from becoming a co-insurer of any loss. During construction, reconstruction, alteration or material remodeling of any improvements on the Premises such policies shall be in "builder's risk" form if there would be an exclusion of coverage under Lessee's all-risks policy as a result of such construction, reconstruction, alteration or material remodeling.

          Lessee's agreements with its contractors shall require such contractors to obtain insurance meeting the minimum limits and incorporating the contractual requirements that are prescribed by this Section 15. Lessee, on behalf of itself and its contractors, does hereby waive and relinquish any right of subrogation against OpCo and its agents, representatives, employees, and affiliates they might possess for any policy of insurance provided under this Section or under any State or Federal Worker's Compensation, or Employer's Liability Act.

          B. All insurance shall be written by insurers with a Best's rating of no less than A:VII or equivalent which are authorized to do insurance business in the state where the Premises are located, shall name OpCo as an additional insured party as to liability and casualty insurance, shall be reasonably satisfactory to OpCo in all respects and shall expressly provide that no cancellation, reduction in amount or material change in coverage thereof shall be effective until at least thirty (30) days after receipt by OpCo of written notice thereof. A copy of each policy or of an acceptable certificate of insurance in force, issued by the insurer, shall be delivered to OpCo on or before the date Lessee is required to obtain the applicable insurance, and with respect to renewal or replacement policies, not less than thirty (30) days prior to expiration of the policy being renewed or replaced.

          C. Beginning on the Effective Date and thence annually on January 1 of each year thereafter for every year that this Lease is in force, Lessee shall submit to OpCo Certificates of Insurance evidencing the coverages prescribed by this Section 15 and certifying that such policies have been endorsed as required by this Section 15.

          D. The provisions requiring Lessee to carry insurance shall not be construed as waiving, restricting, or limiting any liability imposed upon Lessee under this Lease, whether or not the same is covered by insurance. It is the intent of the parties, however, that to the extent there is in force insurance coverage available to cover the legal and contractually assumed liability of

Lessee, any payments due as a result of such liability shall be made first from the proceeds of such policies to the extent of the coverage limits.

          E. The required certificate and all renewal certificates shall be delivered to OpCo at the address shown below:

                    Georgia Power Company
                    BIN _________
                    241 Ralph McGill Boulevard, N.E.
                    Atlanta, GA  30308-3374
                    Attention:  Manager, Power Delivery Contracts
                    FAX:  (404) 526-2992

     16.  Waiver of Subrogation.
          ---------------------

          A. In the event the Premises are located in Georgia, then, to the fullest extent permitted under O.C.G.A. Section 13-8-2, OpCo and Lessee hereby waive any claim each may have against the other or any Affiliate by way of subrogation or otherwise from any and all liability for any loss or damage to property, whether caused by the negligence or fault of the other party, to the extent such loss or damage is covered or required to be covered by the fire and extended coverage policy or so-called all-risk policy with respect to the Utility Facilities, Premises or the Lessee Radio Facilities, or any plan of self-insurance with respect to risks which would be insured against under such policies, notwithstanding the failure to obtain such policies. Each of OpCo and Lessee shall cause any fire insurance and extended coverage or so-called all-risk policies which it maintains in respect of the Utility Facilities, Premises or the Lessee Radio Facilities, to contain a provision whereby the insurer waives any rights of subrogation against the other party.

          B. The provisions of this Section 16.B shall apply in the event the Premises are located in Georgia. Except as otherwise provided in Section 16.A of this Lease, the waivers and indemnities in this Lease in favor of OpCo shall not apply to damages arising out of bodily injury to persons or damage to property caused by or resulting from the sole negligence of OpCo, its agents or employees to the extent O.C.G.A. Section 13-8-2 is applicable thereto. Except as otherwise provided in Section 16.A, the waivers and indemnities in this Lease in favor of Lessee shall not apply to damages arising out of bodily injury to persons or damage to property caused by or resulting from the sole negligence of Lessee, its agents or employees to the extent O.C.G.A. Section 13-8-2 is applicable thereto.

          C. The provisions of this Section 16.C shall apply in the event the Premises are not located in Georgia. OpCo and Lessee hereby waive any claim each may have against the other or any Affiliate by way of subrogation or otherwise from any and all liability for any loss or damage to property, whether caused by the negligence or fault of the other party, to the extent such loss or damage is covered or required to be covered by the fire and extended coverage policy or so-called all-risk policy with respect to the Utility Facilities, Premises or the Lessee Radio Facilities, or any plan of self-insurance with respect to risks which would be insured against under such policies, notwithstanding the failure to obtain such policies. Each of OpCo and Lessee shall cause any fire insurance and extended coverage or so-called all-risk policies which it maintains in respect of the Utility Facilities, Premises or the Lessee Radio Facilities, to contain a provision whereby the insurer waives any rights of subrogation against the other party.

     17.  Indemnification. Lessee shall, and does hereby agree to, indemnify,
          ---------------
save harmless and defend OpCo (its Affiliates and their respective directors, officers, agents, contractors, servants and employees) from any and all claims, costs (including but not limited to court costs and attorneys' fees), damages and liabilities (except as set forth in the next sentence) arising from or out of or the occupancy or use by Lessee of the Premises or the installation, use, maintenance, repair or removal of the Lessee Radio Facilities, or occasioned wholly or in part by any negligent act or omission of Lessee, its agents, contractors, employees, servants, lessees, licensees or concessionaires. OpCo shall be solely responsible for, and the indemnity contained in the sentence immediately preceding this sentence shall not apply to, claims, costs, damages and liabilities to the extent caused by or resulting from the sole negligence or wilful misconduct of OpCo, OpCo's officers, agents, servants, employees or contractors. Each Affiliate of OpCo is an intended third party beneficiary of this Section 17. OpCo shall, and does hereby agree to, indemnify, save harmless and defend Lessee and its directors, officers, agents, contractors, servants and employees from any and all claims, costs (including but not limited to court costs and attorneys' fees), damages and liabilities (except as set forth in the next sentence) arising from or out of [Alternative 1 - for Georgia, Mississippi,
Florida: use by OpCo] [Alternative 2 - for Alabama: OpCo's negligence or willful misconduct in its use] of the Premises pursuant to this Lease. Lessee shall be solely responsible for, and the indemnity contained in the sentence immediately preceding this sentence shall not apply to, claims costs, damages and liabilities to the extent caused by or resulting from the sole negligence or wilful misconduct of Lessee, Lessee's officers, agents, servants, employees or contractors.

     18.  Events of Default. The following events shall constitute events of
          -----------------
default under this Lease:

          A. Lessee's failure to pay any installment of rent when the same shall be due and payable and the continuance of such failure for a period of five (5) days after receipt by Lessee of notice in writing from OpCo specifying such failure, provided, however, such notice and such grace period shall be required to be provided by OpCo and shall be accorded Lessee, if necessary, only two (2) times during any twelve (12) consecutive month period of the Term, and a default by Lessee shall be deemed to have immediately occurred upon the third (3rd) failure by Lessee to make a timely payment as aforesaid within any twelve (12) consecutive month period of the Term; or

          B. Lessee's failure to perform any of the other covenants, conditions and agreements herein contained on Lessee's part to be kept or performed and the continuance of such failure without the curing of same for a period of thirty (30) days after receipt by Lessee of notice in writing from OpCo specifying the nature of such failure [but if any such failure to comply on the part of Lessee would reasonably require more than thirty (30) days to cure, no event of default shall occur if Lessee commences curing such failure within the thirty (30) day notice period and thereafter promptly, effectively and continuously proceeds with the curing of the failure to comply on the part of Lessee and, in all such events, cures such failure to comply on the part of Lessee no later than sixty (60) days after such notice]; or

          C. Lessee shall (i) voluntarily be adjudicated a bankrupt or insolvent, (ii) seek or consent to the appointment of a receiver or trustee for itself or for any of portion of the

     Premises or the Lessee Radio Facilities, (iii) file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, (iv) make a general assignment for the benefit of creditors, or (v) be unable to pay its debts as they mature; or

          D. All or any portion of this Lease or Lessee's interest herein or Lessee's interest in the Premises or in the Lessee Radio Facilities is executed upon or attached; or

          E. Any attempt by Lessee to make any sale, assignment, mortgage, pledge, hypothecation or other transfer of all or any portion of this Lease or any interest of Lessee hereunder or in the Premises or to sublet the Premises or any portion thereof without full compliance with any and all requirements therefor set forth in this Lease.

     19.  Remedies. Upon the occurrence of an event of default, at OpCo's
          --------
     option:


          A. OpCo may terminate this Lease by written notice to Lessee, in which event Lessee shall remove the Lessee Radio Facilities within five (5) days after OpCo's termination notice (and Lessee shall repair, at its sole cost and expense, any damage to the Premises or to any improvements caused by such removal) and shall surrender the Premises within such five (5) day period, and if Lessee fails to remove the Lessee Radio Facilities or to surrender the Premises within such time period, OpCo may, without prejudice to any other right or remedy which OpCo may have, enter upon and take possession of the Premises (by force, summary proceedings, ejectment or otherwise) and remove Lessee and the Lessee Radio Facilities without being liable for prosecution or any claim for damages therefor, and Lessee hereby waives its rights to any legal proceedings in connection with such reentry.

          B. OpCo may enter upon and take possession of the Premises without termination of this Lease, and remove Lessee by force, summary proceedings, ejectment or otherwise, without being liable for prosecution or any claim for damages therefor, and Lessee hereby waives its rights to any legal proceedings in connection with such reentry. If OpCo elects, OpCo may take such action as is necessary to relet the Premises and may so relet the Premises at such rent and upon such terms and conditions as OpCo may deem advisable and receive the rent therefor. Upon such reletting, all rentals received by OpCo from such reletting shall be applied first to the payment of any expenses of such reletting, including but not limited to brokerage fees and attorneys' fees and the costs of alterations and repairs, second to the payment of rental and other charges due and unpaid hereunder, and the residue, if any, shall be held by OpCo and applied against future rent and other charges as the same may become due and payable under this Lease. Lessee shall pay to OpCo, on demand, any deficiency that may from time to time arise by reason of such reletting and OpCo hereby reserves the right to bring an action or proceeding for the recovery of any such deficits.

          C. Upon any termination of this Lease under this Section 19, whether by lapse of time or otherwise, OpCo shall be entitled to recover as damages, all rent, including all abated rent, if any, and any amounts treated as additional rent under this Lease, and other sums due and payable by Lessee on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to the sum of: (a) an amount equal to the then present value (using a discount rate of 8%) of the rent reserved in this Lease for the residue of the stated Term of this Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Lessee, minus the fair rental value of the Premises for such residue; (b) the value of the time and expense necessary to obtain a replacement tenant or tenants, and the estimated expenses relating to recovery of the Premises, preparation for reletting and for reletting itself; and (c) the cost of performing any other covenants which would have otherwise been performed by Lessee.

     20.  Environmental.  Lessee covenants that Lessee, its agents, contractors,
          -------------
employees, servants, lessees, licensees or concessionaires ("Lessee's Users") will not generate, store, use, treat, release or dispose of any Hazardous Substances (as hereinafter defined) in, on, under or at the Premises, except for the storage and use of such Hazardous Substances as are commonly legally used or stored and in such quantities as are commonly legally used or stored as a consequence of using the Premises for the purposes permitted hereunder, but only so long as the use or storage of such substances does not pose a threat to public health or to the environment and would not necessitate any governmental regulation, including but not limited to permitting, notification, reporting, or response or remedial action, under applicable environmental laws. Additionally, Lessee's Users will not use the Premises as either a permanent or temporary dump site for any Hazardous Substances. Lessee shall indemnify and hold harmless OpCo (its Affiliates and their respective directors, officers, agents and employees) from and against any and all losses, fines, penalties, liabilities, strict liability, damages, injuries, expenses, response or remedial costs, reasonable engineer's, expert's and attorneys' fees and laboratory costs, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, OpCo (its Affiliates or their respective directors, officers, agents or employees) by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the breach of the foregoing covenants or any violation by Lessee's Users of any environmental laws related to the generation, storage, use, treatment, disposal, release or threatened release of Hazardous Substances. "Hazardous Substances" shall mean any material, constituent, substance or waste currently, or at any time in the future, defined as, classified as or considered toxic, hazardous, infectious or radioactive by any governmental agency or under applicable federal, state or local law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, constituent, substance or material, as now or at any time hereafter in effect, including but not limited to listed or characteristic hazardous wastes under the Resource Conservation and Recovery Act, as amended, hazardous substances as defined in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act, as amended, hazardous substances as defined under the Georgia Hazardous Site Response Act, [INSERT APPLICABLE REFERENCE FOR ALABAMA, FLORIDA, MISSISSIPPI] asbestos, and asbestos containing material. The provisions of this Section 20 shall survive cancellation, termination or expiration of this Lease.

     21.  Taxes. Lessee shall pay and discharge punctually, as and when the same
          -----
shall become due and payable, all taxes and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary which shall or may during the term of this Lease be charged, levied, laid, assessed, imposed, become due and payable, or liens upon or for or with respect to the Premises or any part thereof, or any improvements, buildings, appurtenances or equipment (including without limitation the Lessee Radio Facilities) owned by Lessee thereon or therein or any part thereof, together with all interest and penalties thereon, under or by virtue of all present or future laws, ordinances, requirements, orders, directives, rules or regulations of the federal, state and county governments and of all other governmental authorities whatsoever. If personal property taxes are assessed against the Lessee Radio Facilities, Lessee shall pay such taxes as are directly attributable to the Lessee Radio Facilities.

     22.  Disclaimer of Warranties.  OPCO MAKES NO WARRANTIES OF ANY KIND WITH
          ------------------------
RESPECT TO THE CONDITION OR SUITABILITY OF THE PREMISES FOR THE PURPOSES INTENDED BY LESSEE, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ALL EXPRESS, IMPLIED OR STATUTORY WARRANTIES ARE HEREBY DISCLAIMED. NO WARRANTIES ARE MADE OR SHALL BE IMPLIED BY VIRTUE OF APPROVAL BY OPCO OF ANY ENGINEERING ANALYSIS, DRAWINGS, SITE PLANS, WORK, INSTALLATIONS, PLANNED CONSTRUCTION OR FINAL CONSTRUCTION. LESSEE HAS MADE OR SHALL MAKE SUCH INSPECTIONS OF THE PREMISES AS LESSEE DEEMS APPROPRIATE PRIOR TO ENTERING INTO THIS LEASE OR INSTALLING OR USING ANY OF LESSEE'S RADIO FACILITIES THEREON OR THEREIN, AND LESSEE EXPRESSLY ACCEPTS THE PREMISES WITHOUT WARRANTY OF ANY KIND OR NATURE. OPCO DOES NOT REPRESENT OR WARRANT THAT OPCO OR ANY OF ITS AFFILIATES HOLDS TITLE OF ANY KIND TO THE PREMISES OR ANY FACILITIES OR IMPROVEMENTS CURRENTLY LOCATED THEREON. Lessee shall obtain at its sole expense any and all licenses, permits, and other approvals that may be required for Lessee's use of the Premises and, including, without limitation, any permits or approvals from other persons claiming an interest in the Premises.

     23.  Notices.  All notices, demands, requests, consents, and approvals
          -------
desired, necessary, required or permitted to be given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been properly given if personally delivered (including delivery by courier or by Federal Express or similar overnight delivery service) or sent, postage prepaid, by first class registered or certified United States mail, return receipt requested, addressed to each Party at the following address:

          To OpCo:

                    Georgia Power Company
                    BIN ___________
                    241 Ralph McGill Boulevard, N.E.
                    Atlanta, GA  30308-3374
                    Attention:  Manager, Power Delivery Contracts

          with an additional copy (which shall not constitute notice) to:

                    Troutman Sanders
                    5200 NationsBank Plaza
                    600 Peachtree Street, N.E.
                    Atlanta, Georgia 30308
                    Attn: Jeffrey F. Hetsko, Esq.

          To Lessee:

                    ____________________________
                    ____________________________
                    ____________________________
                    ____________________________

          with an additional copy (which shall not constitute notice) to:

                    ____________________________
                    ____________________________
                    ____________________________
                    ____________________________

or at such other address in the United States as OpCo or Lessee may from time to time designate by like notice. Any such notice, demand, request or other communication shall be considered given or delivered, as the case may be, on the date of personal delivery or on the date of deposit in the United States mail as provided above. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand, request or other communication.

     24.  No Liability for Consequential Damages. NEITHER PARTY SHALL BE LIABLE
          --------------------------------------
TO THE OTHER PARTY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES OF ANY KIND WHATSOEVER, INCLUDING BUT NOT LIMITED TO LOST PROFITS, REGARDLESS OF WHETHER OR NOT SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH CONSEQUENTIAL OR INCIDENTAL DAMAGES OR LOST PROFITS.

     25.  Severability. In the event any one or more of the provisions contained
          ------------
in this Lease shall for any reason be held to be invalid, illegal or unenforceable in any respect, by a court of last resort having jurisdiction in the Premises, the validity of the remainder of this Lease shall not be affected, this Lease shall not terminate, and there shall be substituted for such illegal, invalid or unenforceable provision a like provision which is legal, valid and enforceable within the limits established by such court's final opinion and which most nearly accomplishes and reflects the original intention of the Parties.

     26.  Entire Agreement. This Lease constitutes the full and complete
          ----------------
agreement between the Parties and the Parties shall not be bound by any statement, special condition or agreements not herein expressed. Any alteration or amendment to this Lease by the Parties shall be in writing, executed by the Parties and by reference incorporated into this Lease.

     27.  Governing Law. This Lease shall be governed by the laws of the state
          -------------
where the Premises are located.

     28.  Casualty.  In the event that, at any time during the Term, the Lessee
          --------
Radio Facilities shall be destroyed or damaged in whole or in part then Lessee shall, at Lessee's sole cost and expense, cause the same to be repaired, replaced or rebuilt. Lessee shall commence such repair, replacement or rebuilding within sixty (60) days after the date of such damage or destruction and shall thereafter diligently and continuously prosecute such repair, replacement or rebuilding to completion. In the event the Lessee Radio Facilities are destroyed or damaged in whole or in part at any time during the last year of the Term of this Lease to the extent that, in Lessee's reasonable discretion, the Lessee Radio Facilities are not usable in their damaged condition for the conduct of Lessee's business, Lessee may, upon written notice to OpCo, terminate this Lease as of the date set forth in such notice [which shall be not less than ten (10) days after the date of such notice] and all rentals and other sums shall be accounted for between OpCo and Lessee as of such date, and Lessee shall immediately remove the Lessee Radio Facilities; provided, however, that Lessee shall repair, at its sole cost and expense, any damage to the Premises or to any improvements caused by such removal. In the event Lessee has not commenced such repair, replacement or rebuilding within sixty (60) days after the date of such damage or destruction, OpCo may, upon written notice to Lessee prior to commencement of such repair, replacement or rebuilding, terminate this Lease as of the date sixty (60) days after such damage or destruction. In the event Lessee fails to complete such repair, replacement or rebuilding within one hundred twenty (120) days after the date of such damage or destruction, OpCo may, upon written notice to Lessee prior to completion of such repair, replacement or rebuilding, terminate this Lease as of the date one hundred twenty (120) days after such damage or destruction, and all rentals and other sums shall be accounted for between OpCo and Lessee as of such date.

     29.  Condemnation.  If the whole of the Premises, or such portion of the
          ------------
Premises as will make the Premises unusable for Lessee's use, in OpCo's reasonable discretion, or if the whole of the Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, is condemned by any legally constituted authority, or conveyed to such authority in lieu of such condemnation, then in any of said events, the term of this Lease shall end on the date when possession thereof is taken by the condemning authority, and rental shall be accounted for between OpCo and Lessee as of such date. In the event any portion of the Premises is taken by condemnation or a conveyance in lieu thereof (other than as set forth in the preceding sentence), at Lessee's option, Lessee may (i) terminate this Lease, or (ii) elect to continue this Lease. Nothing herein shall be construed to preclude Lessee from prosecuting any claim directly against the condemning authority for moving expenses, loss of goodwill, loss of business, and for the unamortized cost of the Lessee Radio Facilities, provided, however, that no such claim shall diminish or adversely affect OpCo's award. In no event shall Lessee have or assert a claim for the value of any unexpired portion of the Term. Subject to the foregoing provisions of this Section 29, Lessee hereby assigns to OpCo any and all of Lessee's right, title and interest in or to any compensation awarded or paid as a result of any such taking.

     30.  Subordination.  Lessee's rights hereunder shall be subject to any
          -------------
mortgage, indenture or deed to secure debt which is now, or may hereafter be, placed upon the Premises by OpCo or any Affiliate of OpCo, but will not be subject to any such encumbrance if the Premises are conveyed, by themselves and not as part of a larger transaction, to an entity other than an Affiliate of OpCo.

     31.  Time of the Essence.  Time is of the essence of this Lease.  No remedy
          -------------------
conferred upon or reserved to OpCo in this Lease, at law or in equity is intended to be exclusive of any other available remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given in this Lease or now or hereafter existing in law or in equity.

     32.  Confidentiality. This Lease contains confidential information of OpCo,
          ---------------
and Lessee covenants and agrees not to divulge the contents of this Lease to anyone without the prior written consent of OpCo, except as may be required by statute, court order or other legal process. No public announcement (excluding disclosures required by law to be made) shall be made by Lessee with regard to this Lease or its terms without the prior written consent of OpCo. Lessee and OpCo hereby agree that this Lease shall not be recorded in any public records. Upon request of either Party, the other Party shall execute a Short Form of Lease containing a legal description of the Premises and the term, and available extensions, setting forth that Lessee has a leasehold interest pursuant to the Lease and a description of the non-interference provisions contained herein. Any and all recording costs and taxes, if any, required in connection with the recording of the Short Form of Lease shall be at the sole cost and expense of Lessee.

     33.  Forum for Litigation. In the event that litigation is required in
          --------------------
order to resolve any dispute or disagreement connected with this Lease, it is agreed by and between the Parties hereto that venue and jurisdiction for any such litigation shall be, unless otherwise required by law, in Fulton County, Georgia, if the Premises are in Georgia, in Jefferson County, Alabama, if the Premises are in Alabama, in ________ County, Florida, if the Premises are in Florida, and in ________ County, Mississippi, if the Premises are in Mississippi.

     34.  Headings. The headings in this Lease are included for convenience only
          --------
and shall not be taken into consideration in any construction or interpretation of all or any part of this Lease.

     35.  Execution. This Lease may be executed in one or more counterparts,
          ---------
each of which shall be deemed to be an original, but all of which together shall constitute the same Lease. Any signature page of any such counterpart may be attached or appended to any other counterpart to complete a fully executed counterpart of this Lease.

     36.  Representations and Warranties of the Parties. Each Party hereto
          ---------------------------------------------
hereby represents and warrants to the other Party hereto the following:

          A. Such Party is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to enter into and perform its obligations under this Lease.

          B. This Lease has been duly authorized by all necessary corporate action on the part of such Party, has been duly executed and delivered by a duly authorized officer of such Party and constitutes the legal, valid and binding obligation of such Party enforceable in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, and similar laws affecting creditors' rights generally and except to the extent that remedies may be limited by applicable principles of equity.

     37.  OpCo Facilities, Reserved Rights and Third Party Facilities & Rights.
          --------------------------------------------------------------------
"OpCo Facilities" shall mean any and all equipment buildings, equipment, systems or facilities (other than the existing tower) used for or in connection with wireless communications (including without limitation radio and microwave communications), including without limitation, transmitters, receivers, antennae, multiple address system radios or power line carrier equipment, conduit, waveguides, fixtures, appliances, communications lines, wire, cable and equipment, and any other physical connections between OpCo's antennae and OpCo's equipment (such as but not limited to transmitters and receivers), any building housing all or any portion thereof, and any permits, licenses or leases relating to any one or more of the foregoing. "Reserved Rights"
shall mean the reservation by OpCo, unto itself, its successors and assigns, for the benefit of OpCo, its successors, assigns and such others (such as but not limited to OpCo's agents, contractors, subcontractors, licensees and permittees) as OpCo shall from time to time designate, the rights, interests and easements from time to time and at any time, upon, over, across and under the Premises (i) to construct, install, use, patrol, obtain access to, operate, maintain, repair, inspect, renew, rebuild, reconstruct, replace, improve, upgrade, enhance and add onto the OpCo Facilities and (ii) to install, operate, use, obtain access to, repair, inspect, renew, rebuild and maintain necessary and appropriate lines and facilities for the provision of utilities (including but not limited to electricity and data communications) to the OpCo Facilities, provided that such activity will not unreasonably interfere with Lessee's use of the Lessee Radio Facilities. "Third Party Facilities & Rights" shall mean the rights and interests of the third parties (the "Third Parties"), if any, specified on
Schedule 3.1 attached hereto and by reference made a part hereof, under or
------------
pursuant to a license, lease or other agreement in effect on the date hereof, in and to any and all equipment buildings, equipment, systems or facilities (including but not limited to electric and phone or other data communication lines) located on or used in connection with the existing tower (including without limitation any improvements or additions thereto or replacements or substitutions therefor) or used for or in connection with wireless communications (including but not limited to radio and microwave communications), including without limitation, transmitters, receivers, antennae, multiple address system radios or power line carrier equipment, conduit, waveguides, fixtures, appliances, communications lines, wire, cable and equipment, and any other physical connections between the antennae and equipment of such Third Parties (such as but not limited to transmitters and receivers), any building or buildings housing all or any portion thereof, and any permits, licenses or leases relating to any one or more of the foregoing.

     38.  Safety.
          ------

     A.   Compliance with NESC and Georgia Power Company Standards.  All Lessee
          --------------------------------------------------------
Radio Facilities installed on the Premises shall at all times be installed and maintained in accordance with:

          (i) the applicable requirements and specifications of the National Electrical Safety Code ("NESC"), as revised;

          (ii) Any safety procedures and requirements from time to time specified by OpCo; and

          (iii) all rules and orders now in effect or hereafter issued by any federal, state or local governmental authority having jurisdiction.

All Work shall be performed by Lessee in a workmanlike manner in accordance with accepted construction practices and conforming to national, state and local codes, and conforming to the existing site construction standards and in such a manner as not to present a safety or operational hazard to the Utility Facilities. Lessee shall use contractors in possession of all licenses necessary to perform the Work and use adequate numbers of skilled and, as applicable, licensed workmen who are thoroughly trained and experienced in the necessary crafts, and who are completely familiar with the specified requirements and methods needed for proper performance of the work. "Work" shall include any and all construction to install the Lessee Radio Facilities, or any additional facilities or equipment, or the construction required under Section 1.D.(4), and any repair, replacement, maintenance or modification thereto.

     B.   High Voltage Safety Act. Lessee hereby agrees and covenants not to
          -----------------------
use, and will prohibit agents, employees and contractors of Lessee from using, any tools, equipment or machinery within twenty (20) feet of OpCo's overhead conductors or energized substation equipment located on or in the vicinity of the Premises. The following provisions of this Section 38.B shall apply in the event the Premises are in Georgia. All work required in connection with the installation, presence, rearrangement, transfer, maintenance, replacement, repair or removal of the Lessee Radio Facilities or otherwise within twenty (20) feet of OpCo's overhead conductors or energized substation equipment shall be performed in strict compliance with all applicable provisions of the High Voltage Safety Act, O.C.G.A. (S)(S) 46-3-30 et seq. (HIGH VOLTAGE SAFETY ACT), and the Rules and Regulations of the State of Georgia Section 300-3-7.01 et seq. This Lease is not a "joint use contract" as such term is employed in O.C.G.A.
(S) 46-3-37(c). Lessee further agrees to notify any contractors that may be employed by Lessee of the existence of said code sections and regulations, and to require that all work be performed in compliance with said code sections and regulations by including same as a requirement in any contract let as a result of said bid.

     C.   Warnings to Employees and Contractors.  Lessee shall specifically and
          -------------------------------------
adequately warn each and every employee of Lessee and Lessee's contractors and agents of the danger inherent in making contact with OpCo's electric facilities or of coming closer to same than permitted by the NESC, by Occupational Safety and Health Administration regulations, or by prudent engineering and construction practices, before such employee is permitted to perform any work on or near any OpCo electric facilities. LESSEE FURTHER AGREES AND COVENANTS TO WARN ALL PERSONS WHOM LESSEE KNOWS OR SHOULD REASONABLY ANTICIPATE FOR ANY REASON MAY RESORT TO THE VICINITY OF SUCH ELECTRICAL FACILITIES OF THE FACT THAT SUCH ELECTRICAL FACILITIES ARE:

     (1)  ELECTRIC FACILITIES,

     (2)  ENERGIZED,

     (3)  UNINSULATED, AND

     (4)  DANGEROUS.

     D.   Use of Competent Employees. Lessee specifically represents and
          --------------------------
warrants that it shall permit, and shall require its agents and contractors to permit, only individuals who are appropriately trained and experienced to work in the vicinity of energized electric facilities to install or maintain any Lessee Radio Facilities near, on or upon OpCo electric facilities or to perform any other work in the vicinity of any OpCo electric facilities.

     E.   Use of Approved Contractors. Except for work performed for Lessee by
          ---------------------------
OpCo, Lessee shall perform all work on the Premises by contracting with contractors who are duly qualified to work in the immediate vicinity of energized electric facilities.

THE APPROVAL BY OPCO OF ANY CONTRACTOR SHALL IN NO WAY IMPLY ANY REPRESENTATION OR WARRANTY BY OPCO CONCERNING SUCH CONTRACTOR OR ANY WORK PERFORMED OR TO BE PERFORMED BY SUCH CONTRACTOR OR IMPUTE TO OPCO ANY LIABILITY FOR ANY ACTION OR INACTION OF ANY SUCH CONTRACTOR.

     39.  Additional Provisions.   In addition to the terms and conditions set
          ---------------------
forth in the body of this Lease, this Lease and Lessee's rights hereunder shall be subject to the Additional Terms and Conditions set forth in Schedule "3"
                                                               ------------
attached hereto and by reference made a part hereof. In the event of a conflict between a term, condition or provision set forth in the body of this Lease and a term, condition or provision set forth in Schedule "3", the term, condition or
                                          ------------
provision set forth in Schedule "3" shall prevail.
                       ------------

     40.  (a)  Option to Convey by OpCo.  OpCo may, at any time, sell to Lessee
               ------------------------
the Premises upon the terms and conditions set forth in this Paragraph 40. For the purposes of this Paragraph 40, the term "Premises" shall include any easements benefiting the Premises.

          (b)  Exercise.  OpCo may give notice to Lessee of OpCo's desire to
               --------
convey the fee interest in the Premises to Lessee (the "Put Notice"), at any time. The Closing (as that term is hereinafter defined) shall occur within sixty (60) business days after the Put Notice is given; provided, however, if the Closing does not occur because of the default of OpCo or the failure of a condition precedent, the Lease shall continue in force and effect, until such Closing occurs.

          (c)  Purchase Price.  The purchase price (the "Purchase Price") of the
               --------------
Premises to be paid in cash by Lessee at Closing shall be the "Market Value", as herein defined.

          (e)  Studies.  Between the date on which OpCo gives the Put Notice and
               -------
the date of Closing, Lessee and the agents and contractors of Lessee shall have the right to enter upon the Premises to survey and inspect the Premises and to conduct soil, environmental engineering and other tests and studies, all at the expense of Lessee. Lessee hereby indemnifies and holds OpCo harmless from and against any and all liens, personal injury or death of any person or any Premises damage in any way caused by or arising out of the exercise by Lessee of its inspection rights under this subsection (e).

          (f)  Conditions Precedent.  The obligation of Lessee to proceed with
               --------------------
Closing is subject to the following conditions precedent:

               (i) Lessee shall have the right, after the Put Notice is given, to cause the title to the Premises to be examined, and to cause a current and accurate survey to the performed, and to give to OpCo written notice of any exceptions or defects to the title to the Premises other than (a) Premises taxes not then due and payable, (b) utility easements serving the Premises, (c) any encumbrances which do not adversely affect Lessee's ability to use the Premises for its then current use, and (d) any leases, rental agreements or other rights of occupancy (collectively, "Adjoining Leases") affecting the Premises (collectively, the "Permitted Encumbrances"). The Premises shall not be subject to any mortgage, deed to secure debt, security agreement, judgment, lien or claim of lien or any other title exception that is monetary in nature (a "Monetary Lien"), unless such instrument is subordinate to the Put Option such that, upon payment of the Purchase Price, the lien of such instrument shall be released, or is less than the Purchase Price and shall therefore be released and paid in full from the proceeds of Closing, or unless such instrument is the "Indenture" (collectively, the "OpCo Defects"). "Indenture" shall mean that certain Indenture dated as of March 1, 1941, as amended and supplemented (hereinafter called the "Indenture"), executed by OpCo to The New York Trust Company, as Trustee (on September 8, 1959, The New York Trust Company merged into Chemical Corn Exchange Bank, the name of which became Chemical Bank New York Trust Company at the time of said merger, and said Chemical Bank New York Trust Company merged into Chemical Bank on February 17, 1969, and said Chemical Bank merged into The Chase Manhattan Bank on July 15, 1996) or of any substitute or replacement thereof, if any. OpCo shall have the lien of the Indenture released from the Premises within one hundred and eighty (180) days after the date of Closing. [INSERT APPLICABLE REFERENCE FOR ALABAMA, FLORIDA, MISSISSIPPI] Lessee shall not be obligated to proceed with Closing unless Lessee is able to obtain at Closing an owner's title insurance policy ("Title Policy"), issued by a national title insurance company ("Title Company") acceptable to Lessee, insuring Lessee in the amount of the Purchase Price, covering the Premises, on ALTA Form 1992-B, without exception other than the Permitted Encumbrances.

               (ii) At the time of Closing, the Premises must be in substantially the same condition as on the date on which the Put Notice is given.

               (iii) At the time of Closing, the Premises must not be subject to any pending or threatened condemnation or other taking, whether permanent or temporary, pursuant to the power of eminent domain (collectively, a "Taking"), unless OpCo, as a condition of Closing, assigns to Lessee any and all rights, interests and proceeds in or payable to OpCo with respect to the Premises arising out of such Taking; provided, however, that if such condemnation or other taking would have a material impact on the Premises or Lessee's use thereof, then Lessee may, at its option and in its sole discretion, elect not to proceed with the Closing, such election to be made by notice given to OpCo within ten (10) days after Lessee has notice of such Taking. For the purposes of this paragraph, a Taking shall conclusively be deemed to be material if (i) it takes any portion of the Premises, or (ii) causes the Premises to violate any applicable zoning laws;

If any of the conditions precedent of the obligations of Lessee set forth in this subsection are not fully satisfied as of the time of Closing, Lessee shall not be obligated to proceed with Closing; provided, however, that Lessee shall have the right and option, in its discretion, to waive any one or more of the conditions precedent contained in this subsection. Lessee acknowledges and agrees that Lessee's remedy for a failure of any of the aforesaid conditions precedent shall be not to proceed with Closing, and that OpCo shall have no liability in connection with the failure of any such conditions, unless such failure arises out of any action taken willfully by OpCo to create the failure of the condition precedent.

          (g)  Closing.  The closing ("Closing") of the sale of the Premises
               -------
contemplated hereby shall be held at the offices of OpCo, during regular business hours on or before the date which is the final day allowable for Closing in accordance with subsection (b) of this Article. The exact time and date of Closing shall be selected by Lessee by written notice given to OpCo at least ten (10) days prior to the date so specified.

          (h)  Closing Documents.  At Closing, OpCo shall execute and deliver at
               -----------------
Closing the following:

               (i) A Limited Warranty Deed conveying the Premises, which shall be subject only to the matters of record as of the date of conveyance, but not subject to Monetary Liens other than the Indenture (subject to OpCo's obligation to obtain a release of the Indenture within one hundred eighty days after Closing). OpCo will cause any OpCo Defects other than the Indenture to be satisfied and released as of the time of Closing;

               (ii) Such reasonable evidence of authority and existence of OpCo as may be required by the Title Company to enable Lessee to obtain the Title Policy;

               (iii) A certificate and affidavit of non-foreign status;

               (iv) An affidavit of ownership, in a form which will enable the Title Company to delete from the Title Policy the standard exceptions for rights of parties in possession and matters not appearing in the public records;

Seller shall pay any applicable transfer tax. Purchaser shall pay all title insurance costs, survey costs and other costs incurred by Lessee. Each of OpCo and Lessee shall pay their own attorneys' fees. Ad valorem taxes assessed against the Premises for the year in which the Closing occurs, rents, utility and other operating expenses shall be prorated as of the day of Closing.

          (i)  "As-Is".  At Closing, the Premises shall be conveyed to Lessee in
               -------
an "as is" condition, without warranty except as set forth in the Limited Warranty Deed of any kind and this Lease shall automatically terminate.

          (j)  Casualty and Taking.  If after the Put Notice is given and prior
               -------------------
to Closing, the Premises are totally damaged or destroyed to an extent which exceeds fifty percent (50%) of the Purchase Price, or a Taking occurs which affects all or any part of the Premises, Lessee shall have the right and option, as its exclusive remedies, either to elect not to purchase the Premises or to accept conveyance of the Premises subject to such casualty or taking and receive at the Closing an assignment without recourse of all right, title and interest of OpCo to receive available insurance or condemnation proceeds (provided that OpCo shall, at no cost to OpCo, cooperate with Lessee in collecting such insurance proceeds or condemnation proceeds, as applicable); such option of Lessee shall be exercised by a written notice given to OpCo within thirty (30) calendar days after occurrence of the casualty or Taking, as applicable. If Lessee elects not to purchase pursuant to the subsection (i), this Lease shall not terminate and the occurrence of such casualty or Taking shall then be
---
governed by the applicable provisions of this Lease.

          (k)  No Brokers.  OpCo and Lessee each warrant and represent to the
               ----------
other that neither has employed or otherwise engaged a real estate broker or agent in connection with the sale pursuant to the Put Option. OpCo and Lessee covenant and agree, each to the other, to indemnify the other against any loss, liability, costs (including reasonable attorneys' fees actually incurred), claims, demands, causes of action and suits arising out of the alleged employment or engagement by the indemnifying party of any real estate broker or agent in connection with the Purchase Option. The indemnities contained in this subsection (k) shall survive Closing and any termination of this Lease.

          (l)  Market Value. The "Market Value" of the Premises shall be the
               ------------
fair market value of the Premises, taking into account the size, location, use, entitlements, encumbrances, funds derived from payments by third-parties for the use thereof, and any and all other relevant factors used to reasonably ascertain the value of Premises and Premises thereon. OpCo shall, with the Put Notice, set forth its assessment of the Market Value. Lessee shall have fifteen (15) days to accept or reject such determination of Market Value. If Lessee rejects such offer within the fifteen (15) day period, Lessee may notify OpCo in writing of its intention to submit the issue of Market Value to arbitration and of the name of the arbitrator selected by Lessee. If Lessee fails to give such notice of its desire to arbitrate within said fifteen (15) day period, then Lessee shall have elected to purchase at OpCo's initial offer of the Market Value. Within ten (10) days after receipt of such notice by OpCo from Lessee, OpCo shall notify Lessee of the arbitrator selected by OpCo. Within ten (10) days after the appointment of OpCo's arbitrator, the arbitrators so appointed shall jointly appoint a third arbitrator. If such arbitrators are unable to select a third arbitrator within ten (10) days after the appointment of OpCo's arbitrator, then OpCo or Lessee, or both, shall immediately by petition to the Presiding Judge of the Superior Court of __________ County, _____________, request the appointment of five (5) persons, each of whom shall be qualified to serve as a third arbitrator, and none of whom shall have any interest in or be in any way affiliated with or related to either OpCo or Lessee as an officer, employee or agent of OpCo or Lessee or a relative of any officer, agent or employee of OpCo or Lessee. From the five (5) persons so appointed, OpCo and Lessee shall, within ten (10) days after such appointment, alternatively strike two names each, Lessee striking one name first. The remaining person shall act as the third arbitrator. If either OpCo or Lessee shall fail or refuse to appoint an arbitrator within the time provided, then the other party shall petition the then Presiding Judge of the Superior Court of ____________ County, _____________ to appoint an arbitrator for such party and any arbitrator so appointed shall be considered as having been appointed by the party so failing or refusing to appoint an arbitrator. If either party shall fail or refuse within the time provided to strike from the list of the five (5) persons appointed by the Presiding Judge of the Superior Court of __________ County, then the other party shall proceed to select the third arbitrator from said list. Notwithstanding anything to the contrary set forth in this paragraph, each of the arbitrators selected shall be qualified arbitrators and experienced in the type of issues to be arbitrated.

               After a third arbitrator has been appointed in accordance with the foregoing paragraph, the arbitrators shall hold such meetings as either OpCo or Lessee, or both, may reasonably request and at such meetings hear and consider any evidence which either OpCo or Lessee, or both, desire to present. Within twenty (20) days after the appointment of the third arbitrator, the arbitrators shall make their final determination deciding the issue of Market Value.

               The determination made by the arbitrator as to the Market Value shall be in writing and signed by at least two arbitrators and shall be binding upon OpCo and Lessee.

               OpCo shall pay the fees and expenses of the arbitrator selected by OpCo and Lessee shall pay the fees and expenses of the arbitrator selected by Lessee. The fees and expenses of the third arbitrator, together with any expenses of the arbitration proceeding itself, shall be divided equally between OpCo and Lessee.

                    [This section intentionally left blank]

     IN WITNESS WHEREOF, the Parties hereto have executed, or caused their respective duly authorized representatives to execute, this Lease under seal as of the day and year first above written.

                                   Lessee:

                                   __________________________________
                                   __________________________________

                                   By:_______________________________
                                   Name:_____________________________
                                             (Printed or Typed)
                                   Its:______________________________
                                             (Title)

                                   Attest:___________________________
                                   Name:_____________________________
                                             (Printed or Typed)
                                   Its:______________________________
                                             (Title)

                                             (AFFIX CORPORATE SEAL)


                                   OPCO:

                                   GEORGIA POWER COMPANY

                                   By:_______________________________

                                   Name:     Wayne T. Dahlke
                                             (Printed or Typed)
                                   Its:  Senior Vice President, Power Delivery
                                             (Title)

                                   Attest:___________________________
                                   Name:
                                             (Printed or Typed)
                                   Its:
                                             (Title)

                                             (AFFIX CORPORATE SEAL)

                                 Schedule "1"

                            Description of Premises

                                 Schedule "2"

                  Description of the Lessee Radio Facilities

                                 Schedule "3"

                        Additional Terms and Conditions

1. [ADDITIONAL PROVISION WHERE OPCO TOWER ON SAME SITE AT SOUTHERN COMMUNICATIONS TOWER AND ASSUMES THAT NO OPCO FACILITIES ARE LOCATED ON SOUTHERN COMMUNICATIONS TOWER] Section 37 of the Lease is hereby modified in its entirety to read as follows:

          37.  OpCo Facilities, Reserved Rights and Third Party Facilities &
               -------------------------------------------------------------
     Rights.  "OpCo Facilities" shall mean the tower designated "OpCo" on
     ------
     Schedule 1-A attached hereto and by reference made a part hereof (the "OpCo
     ------------
     Tower"), and all guy wires, supports, ground fields and other related equipment and installations associated therewith, and any improvements or additions thereto and any replacements or substitutions therefor, together with any and all equipment buildings, equipment, systems or facilities (including but not limited to electric and phone or other data communication lines) located on or used in connection with the OpCo Tower or used for or in connection with wireless communications (including but not limited to radio and microwave communications), including without limitation, transmitters, receivers, antennae, multiple address system radios or power line carrier equipment, conduit, waveguides, fixtures, appliances, communications lines, wire, cable and equipment, and any other physical connections between OpCo's antennae and OpCo's equipment (such as but not limited to transmitters and receivers), any building or buildings housing all or any portion thereof, and any permits, licenses or leases relating to any one or more of the foregoing. Specifically excluded from "OpCo Facilities" is the tower (collectively with any improvements or additions thereto and any replacements or substitutions therefor, the "SoComm Tower") designated "SoComm" on Schedule 1-A attached hereto.
                                            ------------
     "Reserved Rights" shall mean the reservation by OpCo, unto itself, its successors and assigns, for the benefit of OpCo, its successors, assigns and such others (such as but not limited to OpCo's agents, contractors, subcontractors, licensees and permittees) as OpCo shall from time to time designate, the rights, interests and easements from time to time and at any time, upon, over, across and under the Premises (i) to construct, install, use, patrol, obtain access to, operate, maintain, repair, inspect, renew, rebuild, reconstruct, replace, improve, upgrade, enhance and add onto the OpCo Facilities and (ii) to install, operate, use, obtain access to, repair, inspect, renew, rebuild and maintain necessary and appropriate lines and facilities for the provision utilities (including but not limited to electricity and data communications) to the OpCo Facilities provided that such activity will not unreasonably interfere with Lessee's use of the Lessee Radio Facilities. "Third Party Facilities & Rights" shall mean the rights and interests of the third parties (the "Third Parties"), if any, specified on Schedule 3.1 attached hereto and by reference made a part
                  ------------
     hereof, under or pursuant to a license, lease or other agreement in effect on the date hereof, in and to any and all equipment buildings, equipment, systems or facilities (including but not limited to electric and phone or other data communication lines) located on or used in connection with the SoComm Tower or used for or in connection with wireless communications (including but not limited to radio and microwave communications), including without limitation, transmitters, receivers, antennae, multiple address system radios or power line carrier equipment, conduit, waveguides, fixtures, appliances, communications lines, wire, cable and equipment, and any other physical connections between the antennae and equipment of such Third Parties (such as but not limited to transmitters and receivers), any building or buildings housing all or any portion thereof, and any permits, licenses or leases relating to any one or more of the foregoing.

                                Schedule "3.1"

                             Third Party Occupants